VOTING RIGHTS LITIGATION AGREEMENT

TO:  THE ALBERTA STOCK EXCHANGE

RE:  BEN-ABRAHAM TECHNOLOGIES, INC.

     The undersigned, being the holder of 17,000,000 Class A Special Shares of Ben-Abraham Technologies Inc., hereby agrees that, so long as the Subordinate Voting Shares of Ben-Abraham Technologies Inc. are listed on the Alberta Stock Exchange, I will exercise the voting rights attaching to my Class A Special Shares or my Class B Special Shares into which such Class A Shares are converted, only to the extent that the holders of the Class A Special Shares and the Class B Special Shares, in the aggregate, shall not have more than four times the number of votes that may be exercised by the holders of all other classes of shares of Ben-Abraham Technologies Inc.

     DATED this 28th day of November, 1996.


                                             /s/ Avi Ben-Abraham, M.D.
                                             -----------------------------
                                             Avi Ben-Abraham, M.D.